UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report ( Date of earliest event reported):  September 25, 1997

                                 SAGEBRUSH, INC.
            (Exact name of registrant as specified in its charter)


NORTH CAROLINA                        0-27258               56-1875714
	(State or other jurisdiction of     	Commission           (I.R.S. Employer
	incorporation or organization)      	File Number         Identification No.)


	3238 West Main Street, Claremont, N.C.                          28610
	(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:  (704) 459-0821


                                 Not Applicable
(Former name, former address and former fiscal year, if changed since last report)






Item 5.  Other Events

Sagebrush, Inc. and WSMP, Inc. have signed a letter of intent to pursue WSMP's acquisition of Sagebrush in a stock for stock merger of the two companies. The transaction is subject to various conditions including the approval of Sagebrush directors and shareholders. The proposed exchange ratio is .3214 shares of WSMP common stock for each share of Sagebrush common stock.




Item 7.  Exhibits

Exhibit 10.1 Letter of intent between Sagebrush Inc. and WSMP, Inc. dated September 25, 1997.

Exhibit 99.1  Press release announcing letter of intent dated September 26, 1997

Exhibit 99.2  Press release announcing exchange rate dated September 26, 1997




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           SAGEBRUSH, INC.




Date:  September 26, 1997                 By:  \s\ Noland M. Mewborn
                                          Noland M. Mewborn,
                                          Vice President, Treasurer and CFO
                                          (Principal Financial Officer)



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